SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

                      Deutsche Global Income Builder Fund


                       Deutsche Global Income Builder VIP


                       Deutsche Unconstrained Income Fund


                       Deutsche Unconstrained Income VIP


              Deutsche Enhanced Emerging Markets Fixed Income Fund


                       Deutsche Enhanced Global Bond Fund


The fund's Board Members have approved (i) the appointment of Deutsche Alternative Asset Management (Global) Limited (DAAM Global), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and
(ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the fund's investment advisor, and DAAM Global, its affiliate, with respect to the fund. DAAM Global will begin providing portfolio management services to the fund on or about March 1, 2017.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint DAAM Global as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.

EFFECTIVE ON OR ABOUT MARCH 1, 2017, THE FOLLOWING SECTIONS OF THE FUND'S PROSPECTUS ARE SUPPLEMENTED AS FOLLOWS:

The following disclosure is added under the "MANAGEMENT" section in the summary section of the fund's prospectus:

SUBADVISOR


Deutsche Alternative Asset Management (Global) Limited.

The following disclosure is added for the fund under the "WHO MANAGES AND OVERSEES THE FUND" heading of the "FUND DETAILS" section of the fund's prospectus(es):

SUBADVISOR


Deutsche Alternative Asset Management (Global) Limited (DAAM Global) acts as a subadvisor to the fund and, as such, provides portfolio management services to the fund. DAAM Global is an investment advisor registered with the Securities and Exchange Commission and is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a subadvisory agreement between DIMA and DAAM Global, DIMA, not the fund, compensates DAAM Global for the services DAAM Global provides to the fund. DAAM Global, formerly known as RREEF Global Advisors Limited, is located at 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. DAAM Global's assets under management are currently comprised of institutional accounts and investment companies.



               Please Retain This Supplement for Future Reference


February 16, 2017
PROSTKR-776


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